CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The primary objective of the Group's capital management policy is to ensure that adequate capital is available to meet the requirements of the Group from time to time, including capital expenditure. The Group considers the appropriate capital management strategy for specific growth projects as and when required. Lease liabilities are not considered to be debt.
    Liquidity management
To fund the significant capital expansion programme at both operations, on 28 June 2024, DRDGOLD secured a R500 million general bank facility ("GBF") with Nedbank. The facility remained undrawn at 30 June 2024. In addition to the GBF, on 31 July 2024, DRDGOLD entered into a 5-year R1 billion RCF with a R500 million accordion option with Nedbank. On 13 September 2024, R30 million of the GBF was committed to issue a guarantee to ESKOM Holdings SOC Limited (“ESKOM”) on behalf of Stellar Energy Solutions SPV ("Stellar"), a 150MW renewable energy project which is 50.25% owned by DRDGOLD.
The RCF permitted an interest cover ratio (adjusted EBITDA to net finance charges) of no more than 4:1 and a leverage ratio (total net debt to adjusted EBITDA) of no less than 2:1 calculated on a twelve-month rolling basis, respectively. Management monitors the covenant ratio levels to ensure compliance with the covenants, as well as maintain sufficient facilities to ensure satisfactory liquidity for the Group.